Premium Petroleum Inc.

1610, 736 – 6th Avenue SW

Calgary, Alberta T2P 3T7

604-836-2292  bruce@thomson.org

February 6, 2006

Micron Enviro Systems Inc.

1205 - 789 West Pender Street

Vancouver BC  V6C 1H2

Attention:  Mr. Bernie McDougall, President

Dear Sir:

Re: FARMOUT AGREEMENT

Boyne Lake Prospect

Section 15, Township 61, Range 11, West of the 4th Meridian

Alberta, Canada

The following reflects the terms and conditions upon which Premium Petroleum Inc. (“Premium”) is prepared to farmout its interest in the Farmout Lands to Micron Enviro Systems Inc. (“Micron”)

NOW THEREFORE in consideration of the premises and of the covenants and agreements of the Parties, the Parties do hereby covenant and agree as follows:

1.

DEFINITIONS AND INTERPRETATION

Each capitalized term used in this Agreement, including the recitals, will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

(a)

“Contract Depth” means a depth sufficient to penetrate 15 metres into the Upper Manville Clearwater Group or approximately 600 metres subsurface, whichever is shallower;

(b)

“Farmout Lands” means the lands and rights as set out on Schedule “A” attached hereto;

(c)

“Farmee” means Micron;

(d)

“Farmor” means Premium;

(e)

“Farmout & Royalty Procedure” means the 1997 CAPL Farmout & Royalty Procedure including the elections and amendments thereof, which is attached hereto as Schedule “B”; and

(f)

“Operator” means Premium.

2.

SCHEDULES

The following Schedules are attached hereto and made part of this Agreement:

(a)

Schedule “A”; which describes the Title Documents, Farmout Lands, the Farmout Working Interest, and Encumbrances;

(b)

Schedule “B”, which is the 1997 CAPL Farmout and Royalty Procedure;

(c)

Schedule “C”, which is the 1990 CAPL Operating Procedure (hereinafter referred to as the “Operating Procedure”) and the 1996 PASC Accounting Procedure (hereinafter referred to as the “Accounting Procedure”), which is attached to and made part of the Operating Procedure as Exhibit I;

(d)

Schedule “D”, which is the 1993 CAPL Assignment Procedure (hereinafter referred to as the “Assignment Procedure”);

(e)

Schedule “E,” which specifies the type of drilling information required to be supplied by the Farmor to the Farmee pursuant to the Farmout and Royalty Procedure.; and

(f)

Schedule “F”, which specifies the Area of Mutual Interest (hereinafter referred to as the “AMI”)

3.

TEST WELL

On or before February 10, 2006 and subject to surface access, rig availability and regulatory approval,  Farmor, as Operator, shall commence the drilling of a well (hereinafter called the “Test Well”) at a location of it’s choice on the Farmout Lands. Farmee hereby agrees to be responsible for and pay five (5%) percent of the cost, risk and expense involved in drilling the Test Well to Contract Depth.  Farmor shall, in its sole discretion test, complete, equip, cap or abandon the Test Well in accordance with Article 3.00 of the Farmout and Royalty Procedure.  Notwithstanding the foregoing in the event that the well is not commenced on or before February 10, 2006, it will be commenced as soon thereafter as is practical.

4.

PROSPECT GENERATION COSTS

Prospect generation costs of $75,000 will form part of the AFE raised for the drilling of the test well and Farmee will be responsible for its proportionate share of these costs.

5.

SEISMIC

A seismic program has been acquired at an estimated cost of $150,000 which will form part of the AFE raised for the drilling of the test well and Farmee will be responsible for its proportionate share of the actual costs.

6.

EARNING

a)

Upon completion of the drilling, testing and completing of the Test Well and further provided the Farmee is not in default with respect to Clause 3, 4 or 5  hereof or the Farmout & Royalty Procedure, the Farmee will have earned an interest in the Farmout Lands from surface to the depth drilled by the Test Well such that the interests of the parties will be as follows:

Party	Spacing unit for the Test Well		Balance of the Farmout Lands
	Before Payout	After Payout*
Micron	5%	3%	3%

Premium et al	95%	97%	97%

*

Assuming that Payout occurs and Premium elects to convert its royalty to a working interest.

b)

Farmor herein reserves a Gross Overriding Royalty Interest as provided in Articles 5.00 and 6.00 of the Farmout and Royalty Procedure.  (1/23.8365 – 5% to 15% on Oil and 15% on Natural Gas) based on 5% of production Farmor shall have the right to elect within 30 days of notification of payout to convert the Overriding Royalty to the working interest as provided in the table above.

7.

FUNDING REQUIREMENTS

The following table summarizes the estimate costs involved with this project.

Operation	Gross Costs	Farmee’ Percentage	Farmee’s Share
Prospect Development Costs	$75,000	5%	$3,750
Seismic	$150,000	5%	$7,500
Drill and abandon Test Well	$302,500	5%	$15,125
Complete Test Well (including casing and perforation)	Per AFE	5%	To be determined
Equip and Tie-in Test Well	To be determined	5%	To be determined

8.

AREA OF MUTUAL INTEREST

An Area of Mutual Interest is outlined on the plat attached as Schedule “F” and shall remain in effect until December 31, 2006.  The interests of Farmee and Farmor in the Area of Mutual Interest shall be shared based on the after payout interest earning basis as in this Farmout Agreement.

9.

LIMITATIONS ACT

The 2 year period for seeking a remedial order under section 3(1)(a) of the Limitations Act, S.A. 2000 c. L-12, as amended (the “Act”), for any claim (as defined in the Act) arising in connection with this Agreement is extended to:

(a)

for claims disclosed by an audit, 2 years after the time this Agreement permitted that audit to be performed; or

(b)

for all other claims, 4 years.

10.

NO ASSIGNMENT PRIOR TO EARNING

The Farmee shall not assign all or any portion of its interest pursuant to this Agreement until such time as Farmee has completed its earnings by drilling the Test Well or the Farmee’s right to earn those interests has terminated, unless the Farmor’s prior written consent is obtained.

11.

OPERATIONS

From and after the date on which Farmee  earns an interest in the  Farmout Lands, the Operating Procedure shall become effective with Premium named Operator there under.

12.

ADDRESSES FOR NOTICES

The Parties’ addresses for notices for this Agreement are:

Micron Enviro Systems Inc.

Premium Petroleum Inc.

1205 – 789 West Pender Street

1610, 736 – 6th Avenue SW

Vancouver, B.C.  V6C 1H2

Calgary, Alberta T2P 3T7

Attention:  Bernie McDougall

Attention:  Bruce A. Thomson, B.A.Sc.

President

President & CEO

13.

ENVIRONMENTAL IMPACT

The Parties agree that, for the purposes of clause 2901 of the 1990 Operating Procedure, the phrase “all wells on the Joint Lands have been abandoned” shall be deemed to include the requirements for remediation of any environmental damage or problems arising due to operations of any nature whatsoever carried out under this Agreement, with such remediation occurring to the standard required by the Regulations and by good industry practice.  Subject to Article IV of the 1990 Operating Procedure, where any such environmental damage or problem arises after termination of this Agreement, the Parties shall remain liable for remedial costs and expenses so incurred in accordance with their respective working interests and each Party shall indemnify the other Party with respect to the indemnifying Party’s share thereof.  This clause shall survive termination of this Agreement.

14.

JURISDICTION

This Agreement shall be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta.  Each Party accepts the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

15.

TIME IS OF THE ESSENCE

Time shall be of the essence in this Agreement.

If this reflects your understanding of the terms and conditions agreed upon respecting this Agreement, please sign and return one counterpart execution page to my attention before the close of business on February 7, 2006.

Yours truly,

PREMIUM PETROLEUM INC.

/s/ Bruce A. Thomson

Bruce A. Thomson, B.A.Sc.

President & CEO

Agreed to this 6th  day of February, 2006

MICRON ENVIRO SYSTEMS INC.

/s/ Bernie McDougall

___________________________

Bernie McDougall

President

Execution page to Farmout Agreement dated the 6th day of February 2006 and made between Premium Petroleum Inc. and Micron Resources Inc

SCHEDULE  “A”

Attached to and made part of the Farmin Agreement dated February 6, 2006 between Premium Petroleum Inc. and Micron Enviro Systems Inc..

.

Boyne Lake Prospect:

Description	Encumbrances

Section 15, Township 61 Range 11 West of the 4th Meridian, Alberta, Canada	Crown Lessor Royalty plus GOR of 6% of 100%

SCHEDULE  “B”

Attached to and forming part of an Agreement dated February 6, 2006 between Premium Petroleum Inc. as Farmor and Micron Enviro Systems Inc. as Farmee

Boyne Lake Prospect

Canadian Association of Petroleum Landmen (1997) – “CAPL”

Farmout & Royalty Procedure Elections and Amendments

1997 CAPL Farmout & Royalty Procedure Elections

1.

Clause 1.01 (f) – Effective Date: February 6, 2006

2.

Clause 1.01 (t) – Payout (if Article 6.00 applies):

Alternate A –  [X]

Alternate B –  [   ]

Alternate B options, if applicable –                     m3 of Equivalent Production and              years.

3.

Clause 1.02 – Incorporation Of Provisions From 1990 CAPL Operating Procedure:

(i)

Insurance (311)

Alternate A -  [X]

      Alternate B -  [   ]

(ii)

Addresses For Notices (2202)

See Clause 11 of Head Agreement

4.

Article 4.00 – Option Wells:

will [   ] / [X] will not apply.

5.

Article 5.00 – Overriding Royalty:

will [X] / [   ] will not  apply.

6.

Subclause 5.01A, – Quantification of Overriding Royalty:

(a)

Crude Oil, Alternate 2

If Alternate 1 is selected,               %

If Alternate 2 is selected, 1/23.8365, min 5%  max 15%.

(b)

Other, Alternate 1

If Alternate 1 is selected, 15%

If Alternate 2 is selected,                % in (i) and                % in (ii).

7.

Clause 5.04B, – Permitted Deductions:  Alternate 1

8.

Article 6.00 – Conversion of Overriding Royalty: will [X] / will not [   ] apply.

Clause 6.04 A. That interest as specified in the Head Agreement

9.

Article 8.00 (Area of Mutual Interest): will [X] / will not [   ] apply.

10.

Clause 11.02 – Reimbursement of Land Maintenance Costs: will [   ] / will not [X] apply.

SCHEDULE  “C”

Attached to and forming part of an Agreement dated February 6, 2006 between Premium Petroleum Inc. as Farmor and Micron Enviro Systems Inc. as Farmee

                      (Summary of rates and electives re: Operating Procedure)

                                   1990 CAPL OPERATING PROCEDURE

PAGE 9, CLAUSE 311

-

Alternate "A"

PAGE 15, CLAUSE 604

-

Alternate "B"

.

(a)

in the case of petroleum:  2.5%

(b)

in the case if natural gas:   the greater of 3.0% or $150.00/month

(c)

in the case of natural gas liquids:  $3.00/m3

(d)

in the case of sulphur:  $5.00/t

PAGE 19, CLAUSE 903

-

Alternate "A"

PAGE 23, CLAUSE 1007(a)(IV)

-

400% and 500% respectively

PAGE 25, CLAUSE 1010(a)(iv)

-

Plains:

  180 days

PAGE 36, CLAUSE 2202

-

Address for Service:

See Clause 12 of Head Agreement

PAGE 37, CLAUSE 2401

-

Alternate "A"

PAGE 38, CLAUSE 2404

-

Deemed To Be Deleted

1996  P. A. S. C.  ACCOUNTING PROCEDURE

101.

Accounting Procedure Chosen:

(a)

Alternate

   A

immediately below shall apply as a schedule to this Appendix:

ALTERNATE A

The Accounting Procedure is the 1996 Petroleum Accountants Society of Canada’s Accounting Procedure and has been modified only as shown in Clause 102 (b) hereof. The elections chosen and values inserted are described in Clause 102 (a) hereof.

ALTERNATE B.

The Accounting Procedure is unique to this Agreement and is attached hereto as Schedule A.

102.

Rates, Elections and Modifications to the 1996 PASC Accounting Procedure

(a)

The following clauses of the Accounting Procedure are modified to include the indicated election, alternate, option or value:

105.

Operating Fund:

10%

110.

Approvals:  Clause _________ of the Agreement;

Two (2) or more Owners having interests totalling seventy-five percent (75) or more

112.

Expenditure Limitations:

(a)

any single undertaking:  not in excess of Fifty Thousand dollars ($50,000)

(c)

settlement of each damage claim:  not in excess of Ten Thousand dollars ($10,000)

202.

Employee Benefits:

(b)

not to exceed twenty-five percent (25%)

213.

Camp and Housing:

(b)

cost of housing On-Site employees shall _____/shall not       X       be chargeable

216.

Warehouse Handling:

Warehouse handling fee of five percent (5%) of the Cost of Material

221.

Allocation Options:

The following fixed or percentage allocations shall ______/ shall not    X     be used in lieu of actual cost allocations:

CLAUSE	COST	OPTIONS FOR CHARGING JOINT ACCOUNT
Fixed $/Month
		Subject to Adjustment cited in Clause 302(e)	Not subject to adjustment cited in Clause 302(e)	Percentage of Direct Cost	Other (Specify) (well/mcf/bbl)

204	Automotive
207(c)	Production Office
212	Communications
213(a)	Camp
214	Measurement & Controls

302.

Overhead Rates:

(a)

For Each Exploration Project:

Five percent (5%) of Cost;

(b)

For the Drilling of a Well:

(1)

Three percent (3%) of the first Fifty Thousand dollars ($50,000) of Cost plus;

(2)

Two percent (2%) of the next One Hundred Thousand dollars ($100,000) of Cost, plus;

(3)

One percent (1%) of the Cost exceeding the sum of (1) and (2).

(c)

For Initial Construction:

(1)

Five percent (5%) of the first Fifty Thousand dollars ($50,000) of Cost plus;

(2)

Three percent (3%) of the next One Hundred Thousand dollars ($100,000) of Cost, plus;

(3)

One percent (1%) of the Cost exceeding the sum of (1) and (2).

(d)

For each subsequent Construction Project:

(1)

Five percent (5%) of the first Fifty Thousand dollars ($50,000) of Cost plus;

(2)

Three percent (3%) of the next One Hundred Thousand dollars ($100,000) of Cost, plus;

(3)

One percent (1%) of the Cost exceeding the sum of (1) and (2).

(e)

For Operations and Maintenance:

(1)

 ____ of Cost; and/or

(2)

______ for Producing Well per month; or

(3)

a flat rate of two Hundred and twenty-five dollars ($225.00) per month.

The rates in Subclauses 302(e)(2) or 302(e)(3) shall ________/shall not    X    be adjusted annually.

406.

Dispositions:

Twenty Thousand dollars ($20,000.)

SCHEDULE  “D”

Attached to and forming part of an Agreement dated February 6, 2006 between Premium Petroleum Inc. as Farmor and Micron Enviro Systems Inc. as Farmee

“Assignment Procedure”

SCHEDULE  “E”

Attached to and forming part of an Agreement dated February 6, 2006 between Premium Petroleum Inc. as Farmor and Micron Enviro Systems Inc. as Farmee

Well Requirement Sheet

PRIOR TO DRILLING	Copies Required
Survey Plat	1
Licence Application & Well Licence	1
Drilling and Geological Program	1
Directional Plan and Plat (if applicable)	1
24 hr Spud Notice	Yes
DURING DRILLING & COMPLETION E-mail daily to:
Geological Cuttings Samples and Drill Core	Access
Immediate Advice of Oil/Gas Shows	Yes
24 hr Notice of Intent to Core/Log/Test	Yes
Prelim. Core/Fluid Analysis/Gas	1
Field Prints of Logs	1
24 hr Abandonment or Casing Notice	Yes
Daily Drilling/Completion and Geology Reports (+ mud log if available)
AFTER DRILLING (1 COPY)	ON COMPLETION (1 COPY)
Final Log Prints	Written Notice to Commence
Digital Log Data on CD Rom from vendor	Completion Program
E-mail to:
Final Core/Fluid Analysis/Gas	Daily Fax or Phone Report
DST Reports/Charts	Cased hole/Prod. Logs
Geol. Report & Mud Log with CD Rom (.exp/.pdf/.slg/.mlg)	24 hr Notice to Plug Back
Final Directional Survey (digital copy)	Government Completion Forms

SCHEDULE  “F”

Attached to and forming part of an Agreement dated February 6, 2006 between Premium Petroleum Inc. as Farmor and Micron Enviro Systems Inc. as Farmee.

Area of Mutual Interest (AMI)

See attached map.